UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2006

MEDTOX SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11394	95-3863205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

402 West County Road D, St. Paul, Minnesota	55112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 636-7466

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On July 17, 2006, MEDTOX Scientific, Inc. announced results for the second quarter ended June 30, 2006, as described in the press release attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. Not applicable.

(b)	Proforma financial information. Not applicable.

(c)	Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.	Description
99.1	MEDTOX Scientific, Inc. Press Release, dated July 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTOX Scientific, Inc.

Date: July 18, 2006	By:	/s/ Richard J. Braun
Name: Richard J. Braun
	Title:	Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	MEDTOX Scientific, Inc. Press Release, dated July 17, 2006.

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